Schedule A (Series A)

Falah Family Trust   46,593.13

Ibadah Life Trust   54,721.10

Patronus Capital Trust 113,689.04

_______________________________________________

TOTAL 215,001.27

REVOPage 1

Schedule B (Series A-1)

Rainco Industries 18,000,000

_______________________________________________

TOTAL 18,000,000

REVOPage 2

Schedule C (Series A-2)

Rainco Industries 129,471.03

Deen Executive Trust 339,955.26

Ghanimah Holdings Trust   46,120.00

Premier Executive Trust 365,034.08

Solomon RC Ali 177,000.00

Ronald Carter 223,000.00

________________________________________________

TOTAL           1,280,580.37

REVOPage 3